UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 16, 2005

Northeast Indiana Bancorp, Inc. (Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-26012 (Commission File Number)	35-1948594 (IRS Employer Identification No.)

648 North Jefferson Street, Huntington, Indiana (Address of Principal Executive Offices)	46750 (Zip Code)

(260) 356-3311 (Registrant's Telephone Number, Including Area Code)

N/A (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

      ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

        On March 16, 2005, the Board of Directors of Northeast Indiana Bancorp, Inc. (the “Company”) took action that may result in the Company voluntarily delisting its common stock from the Nasdaq National Market. Specifically, the Board adopted resolutions approving a plan to end the Company’s obligation to file reports with the Securities and Exchange Commission. The plan, which involves a 1-for-125 reverse split of the Company’s common stock, followed immediately by a 125-for-1 forward split, is subject to approval by the holders of a majority of the issued and outstanding shares of the Company’s common stock and will be submitted to the stockholders at the annual meeting, currently expected to be held in the second quarter of 2005.

        If the proposed stock split transaction is approved and completed, the Company expects to deregister its common stock under the Securities Exchange Act of 1934 (the “Act”) and suspend its reporting obligations under the Act, at which point the common stock will cease to be eligible for trading on Nasdaq. The Company anticipates that its common stock will be quoted on the OTC Bulletin Board or in the Pink Sheets, subject to market makers continuing to make a market in the Company’s common stock.

        On March 16, 2005, the Company issued a press release announcing the plan, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01 Other Events.

        On March 16, 2005, the Company issued a press release announcing that its Board of Directors has approved a 1-for-125 reverse split of the Company’s common stock to be followed immediately by a 125-for-1 forward split. If the Company’s shareholders approve the proposed amendments to the certificate of incorporation and the stock split transaction is implemented, the Company anticipates having fewer than 300 shareholders of record, which would enable the Company to terminate the registration of its common stock under the Act voluntarily. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release issued March 16, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: March 16, 2005	NORTHEAST INDIANA BANCORP, INC. By: /S/ STEPHEN E ZAHN Stephen E. Zahn Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number 99.1	Exhibit Description Press Release issued March 16, 2005